                                                                   EXHIBIT 10.38



INDUSTRIAL PROPERTIES OF THE SOUTH
600 ST. CLAIR, SUITE 24
HUNTSVILLE, AL 35801



LEASE AGREEMENT



This Lease Agreement dated the 23rd day of July, 1993 between Industrial Properties of the South, an Alabama General Partnership (herein referred to as the "Lessor") and TxPort, Inc. (herein referred to as the "Lessee").

WITNESSETH: That the Lessor hereby demises and leases unto the Lessee, from the Lessor, for the term and upon the rentals hereinafter specified, the premises described herein and in Exhibit A.


PREMISES

1.       Square footage     21,875
                       --------------------------------------------------------

         Street Address     127 Jetplex Circle
                       --------------------------------------------------------

         City/Township      Madison
                       --------------------------------------------------------

         County             Madison
               ----------------------------------------------------------------

         State              Alabama
              -----------------------------------------------------------------

         Zip Code           35758
                 --------------------------------------------------------------

         For purposes of this Lease Agreement the above-described premises shall be deemed the "Demised Premises". See Exhibit A, incorporated herein by reference, for additional information on the Demised Premises.

TERM

2. The Initial Term of this Lease Agreement shall be 3 years and 0 months commencing on September 1, 1993, or completion of construction, but no later than October 1, 1993, and terminating on August 31, 1996. The full term of the Lease may be extended by mutual written agreement of the parties' authorized representatives, or upon exercise of any options described herein.



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

RENT

3. Lessee shall pay to the Lessor, without previous demand for this rent by the Lessor, rent in monthly installments and due on the first of each month and forwarded via U.S. mail, overnight courier, or by hand to the office of the Lessor as provided herein or such other address as may otherwise be directed by Lessor in writing; provided, that the Lessor has performed all covenants contained herein and is not in default hereof. If the term of this Lease Agreement shall commence or terminate on a day other than the first day of the calendar month, the rent for any partial month shall be prorated based on l/365 of the annual rent for each day. For the Initial Term the rent shall be an annual rent of $98,875.00 payable in equal monthly installments of $8,239.58. No base rent will be charged the first three months of occupancy.


QUIET ENJOYMENT

4. Lessor covenants that during the full term of this Lease Agreement, upon the payment of the rent herein provided and the performance by the Lessee of all covenants herein, Lessee shall have and hold the Demised Premises, free from any interference from the Lessor.

PEACEFUL POSSESSION

5. Lessor covenants that during the full term of this Lease Agreement, upon the payment of the rent herein provided and the performance by the Lessee of all covenants herein, that the Lessee shall peaceably and quietly have, hold, and enjoy peaceful possession of the Demised Premises.

PERMITTED USES

6. Lessee covenants and agrees to use the Demised Premises as general office and manufacturing space and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Lessor. Lessor covenants that the premises may be lawfully used for these purposes.

SUBLETTING AND ASSIGNMENT

7. Lessee shall not sublet the Demised Premises nor any portion thereof, nor shall this Lease Agreement be assigned by the Lessee without the prior written consent of the Lessor, which consent shall not be unreasonably withheld.



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

ATTORNMENT

8. In the event the Demised Premises are sold due to any foreclosure sale or sales, by virtue of judicial proceedings or otherwise, this Lease Agreement shall continue in full force and effect, and Lessee agrees, upon request, to attorn to and acknowledge the foreclosure purchaser or purchasers at such sale as Lessors hereunder; provided, however, that such purchaser will accept all obligations of Lessor as contained in this Lease Agreement.

ESTOPPEL CERTIFICATE

9. The Lessee agrees to execute an Estoppel Certificate for the benefit of Lessor's lender or lenders; provided, however, that such Estoppel Certificate consists solely of an acknowledgement of the terms and conditions of this Lease Agreement.

RULES AND REGULATIONS

10. Lessee covenants and agrees that Lessee shall observe and comply with those Rules and Regulations (if any) contained in Exhibit B, attached, initialed by Lessee, and made a part hereof. All Rules & Regulations made a part of this lease by Lessor are implemented subject to Tenant's Right of Quiet Enjoyment and Peaceful use of premises.

LESSOR INSURANCE

11. Lessor shall maintain replacement fire and extended coverage insurance on the Demised Premises, unless otherwise specified in this Lease Agreement in sufficient amounts so as to be able to make all necessary repairs to the Demised Premises in the event of a fire in or other destruction of the Demised Premises, as well as insurance sufficient to cover bodily injury and personal injury in the event of a claim against Lessor for same. Certificates of insurance may be issued at Lessee's request at reasonable times during the term of the Lease Agreement. Any increase in building insurance caused by Lessee's business will be paid for by Lessee.


LESSEE INSURANCE

12. Lessee agrees to procure and maintain at Lessee's expense throughout the term of this Lease Agreement and any extension thereof, a policy or policies of insurance as follows: (a) workers' compensation (statutory); (b) Employers' Liability



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

         ($1,000,000 per occurrence, bodily injury by accident or disease, including death); Commercial General Liability ($l,000,000 combined limit, bodily injury, personal injury and property damage, including blanket contractual liability). The Lessor shall be included as an additional insured under Commercial General Liability as respects this lease of premises. Certificates of insurance may be issued at Lessor's request at reasonable times during the term of the Lease Agreement.

         All personal property of Lessee in the demised premises or in the building of which the demised premises is a part shall be at the sole risk of Lessee. Lessor shall not be liable for any damage thereto or for the theft or misappropriation thereof, unless such damage, theft or misappropriation is directly attributable to the negligence or intentional acts of Lessor, its agents, or employees. Lessor shall not be liable for any accident to or damage to property of Lessee resulting from the use or operation of mechanical, electrical or plumbing apparatus, unless caused by and due to the negligence of Lessor, its agents or employees.

LESSEE'S AND LESSOR'S OBLIGATIONS

13. Lessor shall take all reasonable and necessary precautions to prevent damage, injury, or loss of life in and around the Demised Premises. Lessor agrees to indemnify and save Lessee harmless from and against any and all claims, actions, damages, liability and expense in connection with or arising out of Lessee's use of the Demised Premises occasioned wholly or in part by any willful misconduct or negligent act or omission of Lessor, its agents, clients, or customers. In case Lessee shall, without material fault on its part, be made a party to any litigation commenced by or against Lessor, Lessor shall protect and hold Lessee harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Lessee in connection with such litigation. The aforementioned indemnification by Lessor of Lessee shall not be effective as to any claim arising from or to the extent of negligence or willful misconduct of the Lessee.

         Lessee shall take all reasonable and necessary precautions to prevent damage, injury, or loss of life in and around the Demised Premises. Lessee agrees to indemnify and save Lessor harmless from and against any and all claims, actions, damages, liability and expense in connection with or arising out of Lessee's use of the Demised Premises occasioned wholly or in part by any willful misconduct or negligent act or omission of Lessee, its agents, clients, or customers. In case Lessor shall, without material fault on its part, be made a party to any litigation commenced by or against Lessee, Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Lessor in connection with such litigation.




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



MUTUAL WAIVER OF SUBROGATION

13A. Each of (Landlord/Lessor) and (Tenant/Lessee) shall cause its insurance carriers to waive all rights of subrogation against the other party hereto to the extent of (Landlord's/Lessor's) or (Tenant's/Lessee's) undertaking set forth in Clauses 11, 12, & 13.

EVENT OF DESTRUCTION

14. In the event of the whole or partial destruction of the Demised Premises or of the building containing the Demised Premises by fire, explosion, the elements or otherwise during the term of this Lease Agreement or previous thereto as to render the Demised Premises untenantable or unfit for occupancy in whole or in part, or should the Demised Premises be so badly injured that the same cannot be repaired within ten days from the occurrence to the Demised Premises of such destruction and injury then the Lessee may, at its option, terminate this Lease Agreement and surrender the Demised Premises and all the Lessee's interest therein to the Lessor as of the date of termination, and shall pay rent only to the time of such event of destruction.

         Should the Demised Premises be rendered untenantable and unfit for occupancy in whole or in part, but yet be repairable within ten days from the happening of such injury, the Lessor may enter and repair the same, and the rent shall not accrue after such injury or while repairs are being made, but shall recommence immediately after such repairs shall be completed; provided such repairs are completed within the ten days. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy in whole or in part and in the opinion of the Lessee, then the Lessor agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease. Nothing in this clause, however, shall be construed as requiring the Lessor to repair the Demised Premises in the event of their whole or partial destruction. However, if the Lessor either does not repair within the appropriate time limits or states his intention not to repair, then the Lessee's rights shall be the same as though the Demised Premises were injured beyond repair.

         In any event if the Lessor is unable to make repairs of such damage or destruction within ten days of the occurrence of such an event the Lessee may terminate the lease for other than default (unless such damage or destruction was the result of the willful misconduct or negligence of Lessor, its agents, clients, or customers, in which case the termination shall be deemed one for default) by written notice to the Lessor without any further obligations hereunder from the date of the occurrence of such destruction.



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


OBSERVATION OF LAWS

15. The Lessor and Lessee agree to observe and comply with all laws, ordinances, rules, and regulations of the Federal, State, County, and Municipal authorities applicable to the Demised Premises. The Lessor and Lessee agree not to do or permit anything to be done in the Demised Premises or the building in which the Demised Premises exist, or keep anything therein which would obstruct or conflict with the regulations of the Fire Department.

SERVICES AND UTILITIES

16. Services and utilities furnished to the Demised Premises UTILITIES shall be provided and paid for as follows:


               BY LESSEE                            ITEM                           BY LESSOR
               ---------                            ----                           ---------
                   c                        Water & sewer
         ------------------------           charges                            -------------------

                   c                        Electric, fuel oil,
         ------------------------           and/or gas, & hot                  -------------------
                                            water charges

                   c                        Plumbing mechanical
         ------------------------           & maintenance, except              -------------------
                                            capital expenditures

                   c                        Heating mechanical
         ------------------------           maintenance, except                -------------------
                                            capital expenditures

                   c                        Air conditioning
         ------------------------           mechanical & maintenance,          -------------------
                                            except capital expenditures

                   c                        Interior building
         ------------------------           maintenance                        -------------------

                   c                        Trash & janitorial
         ------------------------           at dock area                       -------------------

                   c                        Exterior building
         ------------------------           maintenance, e.g.,                 -------------------
                                            window cleaning, etc.

                                            Real estate taxes                           a
         ------------------------           or other government                -------------------
                                            assessments

                   c                        Trash removal
         ------------------------                                              -------------------

                   c                        Janitorial service
         ------------------------                                              -------------------

                   c                        Any security
         ------------------------                                              -------------------





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

                                            Lawn care & land-                           a
         ------------------------           scaping maintenance                -------------------

                   c                        Driveway, parking
         ------------------------           lot & sidewalk maintenance         -------------------

                   c                        Snow plowing, sidewalk
         ------------------------           snow & ice removal                 -------------------

                                            Structural maintenance                      a
         ------------------------                                              -------------------

                                            Roof maintenance                            a
         ------------------------                                              -------------------

                   c                        Fire alarm hookup &
         ------------------------           maintenance charges                -------------------

                   c                        Fire extinguishers,
         ------------------------           installation & service             -------------------

                                            Building insurance                          a
         ------------------------                                              -------------------

         In each instance, the following key indicates how the cost of such services will be paid by Lessee:

         (a)      Included in the annual rent amount;

         (b) Actual metered or incurred amounts to be paid by Lessee to Lessor within thirty days of receipt of written notice of a request to be reimbursed by the Lessor; necessary records to support the amounts will be kept by the Lessor and copies made available to Lessee upon request; Lessee may require such records prior to payment;

         (c) Actual cost of services or metered amounts to be paid by Lessee to the provider of the service (e.g., the utility company or contractor).

         (d) A proportionate share of the cost in excess of $______ per square foot for providing the service to the entire building or facility of which the Demised Premises are a part. In this case the proportionate share is 43.75%, which is determined by dividing 21,875 (the area of the Demised Premises) by 50,000 (the total area of the building or facility). Necessary records to support the amounts will be kept by the Lessor and copies made available to Lessee upon request; Lessee may require such records prior to payment. Payments are to be made within thirty days of receipt of invoice.


INTERRUPTION OF SERVICES

17. Notwithstanding anything contained herein to the contrary, Lessee shall have the right upon written notification to the Lessor to terminate this Lease Agreement for default if any stoppage in any of the services listed in the immediately preceding



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

         paragraph as being provided by the Lessor continues for twenty days for whatever reason.

HOLDING OVER BY LESSEE

18. Nothing contained herein shall constitute the consent of Lessor to the holding over of Lessee after the expiration this Lease Agreement.

         However, if Lessee shall for any reason remain in possession of any of the Demised Premises after the expiration or earlier termination of the Term hereof, except as specifically provided, such possession shall be as a month-to-month Tenancy during which time Lessee shall pay as rental, rent on the first day of each month at a rate equal to one-twelfth the amount of annual rent payable monthly during the prior year of the term of this Lease Agreement. Unless evidenced otherwise in writing as the exercise of an option stated herein or as a modification to this Lease Agreement, in no event shall any holding over by the Lessee be construed as creating any new tenancy other than a month to month tenancy.

CARE OF PREMISES

19. The Lessee agrees that it will take good care of the Demised Premises, fixtures and appurtenances, and suffer no waste or injury, that it will make all repairs to the Demised Premises, fixtures and appurtenances necessitated by the fault of the Lessee its agents, employees or guests.

REPAIRS

20. The Lessor agrees to make such repairs as may be necessary to keep the Demised Premises and appurtenances in good order and condition within a reasonable time after it knows or should know of the need of such repairs; provided, however, when such repairs are necessitated by the fault of the Lessee, its agents, employees or guests, Lessee shall reimburse Lessor for its reasonable costs expended in making such repairs; and provided further that minor repairs to the Demised Premises not exceeding $50.00 (inclusive of service charges) in any one instance shall be the responsibility of Lessee except for lighting ballasts. Lessee shall first be afforded the opportunity to review all such costs prior to accrual thereof and may request competitive bids where Lessee deems costs are excessive. Costs shall only include actual out-of-pocket expenses of Lessor and shall not include profit or overhead or any costs that have not been reviewed and approved by the Lessee. Lessor shall make available to Lessee copies of any and all records necessary to support the costs levied against Lessor under this clause for which reimbursement is being sought.



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


 ENVIRONMENTAL

21. Lessor warrants and represents to Lessee that, to the best of its knowledge: (a) Lessor, its agents, employees, representatives, tenants, and its predecessors in interest in the Premises did not discharge, release, or dispose of, in any form, any hazardous material or substance into or onto the Premises and that no condition exists in or on the Premises that may result in any violation of any federal, state or local laws, regulations or ordinances relating to the protection of the environment or the public health and welfare (collectively hereinafter called "Environmental Laws ": and (b) Lessor has no liability and there are no outstanding claims against Lessor for the clean up of any hazardous material or substance deposited in the environment, either directly on the Premises or elsewhere, that resulted from or were ownership of the Premises. Lessee acknowledges receipt of a Phase I Environmental Study dated July 22, 1993 by ATEC Engineering Company (copy attached).

         Lessee warrants and represents to Lessor that: (a) Lessee, its agents, employees, representatives and sublessees, if any, will not discharge, release, or dispose of in any form any hazardous materials or substances into or onto the Premises and that Lessee, will not create, or permit to be created, any condition in or on the Premises that may result in any violation of any environmental Laws: and (b) Lessee will not allow any hazardous material or substance to exist or be stored, located, discharged, possessed, managed, processed or otherwise handled on the Premises except those customarily used in the conduct of Lessee's normal business activities, and that Lessee shall comply with all Environmental Laws affecting the Premises; and (c) Lessee shall immediately notify Lessor should Lessee become aware of (i) any hazardous material or substance or any other environmental problem or liability with respect to the Premises, (ii) any lien, action or notice related to any such environmental problem or liability, or (iii) any material or substance or the existence of any hazardous material or substance or other environmental contamination, liability or problem with respect to or arising out of or in connection with the premises.

         Lessor shall indemnify, defend, and hold harmless Lessee, its agents, employees, representatives, and affiliate organizations from and against any and all claims, suits, loss, costs, damage or liability relating to or arising out of any operations by Lessor, its agents, employees, representatives, tenants, and predecessors in interest at the Premises, such operations including, but not limited to, the release or discharge into the environment, or disposal of hazardous materials or substances at or in connection with the Premises.

         Lessee shall indemnify, defend, and hold harmless Lessor, its agents, employees, representatives, and affiliate organizations from and against any and all claims, suits, loss, costs, damage or liability relating to or arising out of any operations by Lessee, its agents, employees, representatives or sublessees, if any, at the



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

         Premises such operations including, but not limited to, the release or discharge into the environment, or disposal of materials or other substances at or in connection with the Premises.

         Upon termination of this lease, Lessee agrees to provide Lessor, as satisfaction of Lessee indemnification paragraph above, a "Phase One Environmental Site Assessment" performed by a certified testing and engineering firm and Lessee shall be responsible to address identified items or problems created by Lessee.

IMPROVEMENTS

22. The Lessor and Lessee have agreed as to the extent of improvements to be made to the Demised Premises, and the work will proceed in order to meet the commitments herein provided. Such work to be completed by Lessor is described in Exhibit C to this Lease Agreement. The parties agree to cooperate in order for the work to proceed to be completed on a timely basis. Improvements to be made by Lessee are described in Exhibit D to this Lease Agreement.

NOTICES

23. Formal notices or communications pertaining to this Lease Agreement shall be deemed to have been duly given if personally provided to the other party in writing or if sent to the other by U.S. mail, or an independent delivery service, postage and other costs prepaid. Until otherwise specified in writing, the addresses and telephone numbers of the parties hereto for the purpose of any such notice or communications are:



         LESSEE:                             LESSOR:

         TxPort, Inc.                        Industrial Properties of the South
         ----------------------------        ----------------------------------
                                             600 St. Clair, Suite 24
         ----------------------------        ----------------------------------
                                             Huntsville, AL 35801
         ----------------------------        ----------------------------------
         Attn:                               Attn: Charlene B. Graham
              -----------------------            ------------------------------
         Telephone:                          Telephone: (205) 536-4511
                   ------------------                  ------------------------
         Telefax:                            Telefax: (205) 464-0193
                 --------------------                --------------------------


SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST

24. This Lease Agreement is subject and is hereby subordinated to all present mortgages, deeds of trust and other encumbrances affecting the Demised Premises or the property of which said premises are a part. The Lessor agrees to cause the mortgagee to provide to the Lessee, in recordable form, an agreement not to



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

         disturb Lessee's right in or possession of the premises so long as Lessee is not in default hereunder, in the event this Lease Agreement is subordinated to mortgage deeds of trust or other encumbrances and the subordination of this Lease Agreement is conditioned upon the Lessee receiving such nondisturbance agreement from the mortgagee.


LEASE BINDING ON HEIRS, SUCCESSORS, ETC.

25. All of the terms, covenants, and conditions of this Lease Agreement shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors, and assigns of the parties hereto.

EMINENT DOMAIN, CONDEMNATION

26. If the entire property or any material part thereof wherein the Demised Premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this Lease Agreement shall forthwith terminate and the Lessee shall have the right through the Lessor to a claim for such taking, limited only to the cost or value of material stock and cost of removal of stock, furniture and fixtures owned by Lessee.

         A material part is defined as taking which could interfere with the Lessee's continued enjoyment and utilization of the premises as described herein.

SEVERABILITY

27. Each covenant and agreement in this Lease Agreement shall for all purposes be construed to be a separate and independent covenant or agreement. If any provision in this Lease Agreement or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease Agreement, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease Agreement shall be valid and enforceable to the fullest extent permitted by law.


ADDITIONAL SIGNS

28. Lessor, at Lessee's expense, provided the necessary approvals can be obtained from the appropriate governing authorities, may erect an exterior sign or signs indicating the presence of Lessee in the Demised Premises of the design and format to be agreed upon by the Lessor and Lessee both using reasonable



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

         judgment and standards, and both using good faith efforts to obtain any necessary approvals. All signage must be maintained in very good condition by Lessee.

LESSOR'S RIGHT TO ENTRY

29. Lessor and Lessor's agents may enter the Demised Premises for the following purposes only: to make repairs, alterations, or improvements necessary under the terms of this Lease Agreement; to perform Lessor's covenants as set forth in this Lease Agreement; for purposes of inspection and, during the last two months of the Lease Term, to show the Demised Premises to perspective tenants. Such entry shall not be so frequent or of such a type as to disturb Lessee's peaceful enjoyment of the Leased Premises. Such entry shall only take place with reasonable prior notice to and consent of Lessee; consent shall not be unreasonably withheld. If Lessor or its agent reasonably believes that an emergency exists which requires immediate entry, such entry may be made without Lessee's consent, but Lessor shall so inform Lessee of such entry at the earliest practicable time afterwards. All persons who enter the Demised Premises at Lessor's request must first obtain clearance from Lessee before entry.

         Notwithstanding anything in this Lease Agreement to the contrary, upon any entry by Lessor or its duly authorized agents, servants, or employees at any time during the Lease Term, such entry shall conform to Lessee's security requirements as may be required by Lessee, the federal government or any agency thereof, or any of Lessee's clients.

LESSEE'S ALTERATIONS, IMPROVEMENTS, OR ADDITIONS

30. Any alterations, improvements, or additions to the Demised Premises in the form of fixtures to the Demised Premises (collectively referred to as "Alterations") and made by or at the request of Lessee shall remain upon the Demised Premises at the expiration or earlier termination of this Lease Agreement and shall become the property of Lessor unless Lessor prior to the expiration or termination of this Lease Agreement, gives written notice to Lessee to remove all such Alterations. Lessee shall repair any damage caused by such removal and restore the Demised Premises to substantially the same condition in which it existed prior to the time that any such Alterations were made.

         Lessee shall not, without on each occasion first obtaining Lessor's prior written consent, make any Alterations to the Demised Premises, except that Lessee may, without the consent of the Lessor but with prior written notice to Lessor, make minor improvements to the interior of the Demised Premises provided that they do not impair the structural strength, operation, or value of the building of which Demised Premises are a part, or violate any zoning, fire or building code. The cost of any such violation shall be the responsibility of the Lessee.

RENEWAL OPTION

31. Lessee is given and granted an option to renew the term of this Lease Agreement for two (2) successive terms of one year each on the same terms and conditions except for the rental rate and the length of the term. To exercise its option, the Lessee shall give the Lessor a notice in writing not less than sixty days prior to the end of the original term and any renewal terms and as a condition precedent to the notice and the renewal that the Lessee not be in default under the terms and conditions of this Lease Agreement. The rental rates during each of the renewal periods shall be as follows:


                                                                  Annual                    Monthly
         Option                      Term                       Rent (base)               Rent (base)
         ------                      ----                       -----------               -----------
            1                 09/96 through 08/97                 $3.50/sf                 $.2917/sf
            2                 09/97 through 08/98                 $3.50/sf                 $.2917/sf

         Actual dates to coincide with original lease commitment date.

LESSEE'S DEFAULT

32. The Lessee shall be considered in default of this Lease Agreement upon failure to pay when due the rent or any other sum required by the terms of this Lease; the failure to perform any material term, covenant, or condition of this Lease Agreement; the commencement of any action or proceeding for the dissolution, liquidation, or reorganization under the Bankruptcy Act, of Lessee, or for the appointment of a receiver or trustee of the Lessee's property; the making of any assignment for the benefit of creditors by Lessee; the suspension of business; or the abandonment of the Demised Premises by the Lessee. In each case, Lessee shall only be in default if the Lessee is given written notice by Lessor of the specific grounds for the default termination and twenty business days from receipt of such notice to correct such default and Lessee fails to do so.


LESSOR'S DEFAULT

33. The Lessor shall be considered in default of this Lease Agreement upon the failure to perform any material term, covenant, or condition of this Lease Agreement; the commencement of any action or proceeding for the dissolution, liquidation, or reorganization under the Bankruptcy Act, of Lessor, or for the appointment of a receiver or trustee of the Lessor's property; the making of any assignment for the benefit of creditors by Lessor; the suspension of business; or any other reason provided for herein. In each case, Lessor shall only be in default if the Lessor is given written notice by Lessee of the specific grounds for the default termination and twenty business days from receipt of such notice to correct such default and Lessor fails to do so.


GENERAL

34.      (a)      This Lease Agreement shall be governed by and under the laws of the State/Commonwealth of Alabama.

         (b) Each party acknowledges that it has read this Lease Agreement, understands it, and agrees to be bound by its terms, and further agrees that this is the complete and exclusive statement of the Lease Agreement between the parties, which supersedes and merges all prior proposals, understandings, and all other agreements, oral or written, between the parties relating to this Lease Agreement. Any change in this Lease Agreement must be made in writing and signed by authorized representatives of both the Lessee and the Lessor.

         (c) If either party cannot perform any or all of its respective obligations under this Lease Agreement because of the occurrence of any event which is beyond its reasonable control, then the non-performing party shall (i) notify the other party, (ii) take reasonable steps to resume performance as soon as possible, and (iii) not be considered in breach during the period performance is beyond the party's reasonable control.

         (d) The failure of either party at any time to require performance by the other party of any provision hereof shall not affect in any way the full right to require such performance at any time thereafter. The waiver by either party of a portion of a provision herein shall not be taken or held by the other party to be a waiver of the provision itself unless such a waiver shall be express and in writing.

         (e) In the event of any inconsistency between its component parts, this Lease Agreement shall be construed with the following order of precedence:

                  (1)      The Basic Lease Agreement (This document)

                  (2)      Exhibit A

                  (3)      Exhibit C

                  (4)      Exhibits B and D

                  (5)      Other Exhibits (if any)

         (f) The titles of the clauses in this Lease Agreement, including all Exhibits thereto, shall be read as references only and shall not be read as references only and shall not be read as affecting, contradicting, negating, or explaining the meaning or interpretation of this Lease Agreement.

         (g) Each party represents and warrants that it has the right and authority to enter into this Lease Agreement.

         (h) Unless otherwise specifically noted, "days" shall mean calendar days.

         (i) In no event shall either party be liable to the other for indirect, consequential, incidental or special damages, even if it has been made aware of the possibility of such.

MECHANICS' LIENS

35. In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Lessee, the Lessor shall have the option, if the Lessee shall be unable to procure effective cancellation, bonding or discharge of the lien within 30 days following written notice of the existence of such condition, to take such steps and pay such monies as may be necessary to obtain an effective cancellation or discharge of such notice or claim, in which event such monies as shall be expended by the Lessor shall be considered additional rent hereunder and shall be due and payable on the first day of the next month succeeding such payment by the Lessor.


RIGHT OF FIRST REFUSAL

36. Provided Lessee is not in default hereunder, Lessee shall have the right of refusal to lease additional space within the building within which the Demised Premises exist.

         Lessee will have forty-eight hours from the receipt of notice from Lessor to Lessee to lease the space and execute an Agreement of Lease in the same form and with the same conditions as this lease except for rent and term. The rent and term for such additional space shall be the same as the rent and term accepted by the third party prospective tenant.

PARKING

37. Parking to be provided per code. Five (5) spaces reserved for TxPort and area serving docks for this area. All other on a first come basis.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first written above.


         LESSEE

         TxPort, Inc.
         -----------------------------------------------------------------------
         125 West Park Loop
         -----------------------------------------------------------------------
         Huntsville, AL  35806
         -----------------------------------------------------------------------


         By:                  /s/  Mark H. Hoffman
                              --------------------------------------------------

         Printed Name:        Mark H. Hoffman
                              --------------------------------------------------

         Title:               President
                              --------------------------------------------------

         Date:                July 23, 1993
                              --------------------------------------------------



         LESSOR

         Industrial Properties of the South
         -----------------------------------------------------------------------
         600 St. Clair Avenue, Suite 24
         -----------------------------------------------------------------------
         Huntsville, Alabama 35801
         -----------------------------------------------------------------------


         By:                  /s/ Charlene B. Graham
                              --------------------------------------------------

         Printed Name:        Charlene B. Graham
                              --------------------------------------------------

         Title:               Partner
                              --------------------------------------------------

         Date:                July 23, 1993
                              --------------------------------------------------

                                    EXHIBIT A
                        DESCRIPTION OF DEMISED PREMISES



Southern most end of 127 Jetplex Circle, approximately 21,875 square feet.

                                    EXHIBIT B
                             RULES AND REGULATIONS



Rule 1: No sign, picture, advertisement, or notice shall be displayed, inscribed, painted or affixed on any part of the outside, or inside of the building or on or about the Demised Premises except on the doors of said Demised Premises and on the Directory Board of the building, and then only of such color, size and style and materials as shall be first specified by the Lessor. No "For Rent" signs shall be displayed by the Lessee, and no showcases, or obstructions, signs, flags, statuary, or any advertising device of any kind whatever shall be placed in front of said building or in the passageways, halls, lobbies, or corridors thereof by the Lessee; and the Lessor reserves the right to remove all such showcases, obstructions, signs, flags, statuary, or advertising devices and all signs other than those provided for, without notice to the Lessee and at its expense.

Rule 2: The Lessor will maintain the grounds. Any person employed by the Lessor to do grounds work, shall, while outside of said Demised Premises be subject to, and under the control and direction of the Lessor (but not as agent or servant of the Lessor).

Rule 3: No person shall disturb the occupants of this or any adjoining building premises by the use of any musical instrument, unseemly noises, whistling, singing or in any other way.

Rule 4: The Demised Premises leased shall not be used for lodging or sleeping, not for any immoral or illegal purposes for any purpose that will damage the Demised Premises.

Rule 5: Canvassing, soliciting and peddling in the building are prohibited and each Lessee shall cooperate to prevent the same.

Rule 6: The water closets, wash basins, sinks, and other apparatus shall not be used for any other purpose than those for which they were constructed, and no sweeping, rubbish, or other substances shall be thrown therein.

Rule 7: All glass, locks and trimmings, in or about the doors and windows, and all electrical globes and shades, broken by any Lessee, shall be immediately replaced or repaired and put in order by such Lessee under the direction and to the satisfaction of the Lessor, and on removal shall be left whole and in good repair, normal wear and tear excluded.

Rule 8: Lessee will not block ingress and egress of the driveways or docks leased to others.

Rule 9: The Lessor reserves the right to rescind any rules and to make such other and further rules and regulations as, in Lessor's judgment, may from time to time be needed for the safety, care, maintenance, operation and cleanliness of the building, and for the preservation of good order therein, which, when so made, and notice thereof given to the Lessee, shall have the same force and effect as if originally made a part of the foregoing lease; and such other further rules, not however, to be inconsistent with the proper and rightful enjoyment by the Lessee under the foregoing lease of the premises therein referred to.

Rule 10: No smoking shall be allowed within any part of the premises herein described.

                                    EXHIBIT C
                        ALTERATIONS TO BE MADE BY LESSOR



Lessor agrees to make these improvements as well as those of Exhibit C-1 through C-8 of the Lease Agreement for 127 Jetplex Circle, executed concurrently. Any changes other than these Exhibits which are additional required changes are subject to approval by Lessee and at the expense of the Lessee.

C-1.    Walls, doors & fencing

C-2.    Compressed air schematic

C-3.    Reflective lighting plan

C-4.    Electrical requirements for manufacturing area

C-5.    HVAC plans (existing and to be added)

C-6.    Grounding schematic

C-7.    Speaker System - Installation only

C-8.    Proposal for TxPort, Inc. cost of construction dated July 1, 1993

Madison County
State of Alabama


                                 ADDENDUM NO. 1
                                       TO
                                LEASE AGREEMENT



Whereas TxPort, Inc. and Industrial Properties of the South did execute a Lease Agreement for 127 Jetplex Circle, Suite #4, dated June 1993 and effective September 22, 1993 and

Now TxPort, Inc. hereby leases from Lessor the 15,625 square feet contiguous with current space on the north. The rate for this added space is $3.25 per square foot per year which is an additional $4,231.77 per month.

The term for this added space will begin on March 11, 1994 and end the same as the original lease, i.e., ending August 31, 1996 unless mutually extended in writing or upon the exercise of any options.

Lessor agrees to:

         (1) Construct a fire wall of approximately 63 l.f. at the area indicated.

         (2)      Remove all items belonging to Lessor.

         (3)      Install door closures on exterior doors.

         (4)      Confirm that exit lights are operational.

All other terms and conditions of the lease remain in effect.



TxPort, Inc.                              Industrial Properties of the South

By:   /s/ Mark H. Hoffman                 By:  /s/ Charlene B. Graham
   ---------------------------------         ---------------------------------
          Mark H. Hoffman                          Charlene B. Graham
          President                                Partner - Lessor



Date:     03/02/94                        Date:    03/03/94
     -------------------------------           -------------------------------

Madison County                                                    July 22, 1998
State of Alabama



                                 ADDENDUM NO. 2
                                       TO
                                 LEASE AGREEMENT



Whereas TxPort, Inc. and Industrial Properties of the South (IPS), an Alabama General Partnership, as Lessor and TxPort, Inc. (TxPort), as Lessee did execute a Lease Agreement for 21,875 square fees at 127 Jetplex Circle, Madison, Alabama 35758 dated June, 1993 end made effective September 22, 1993, which has now been increased to 37,500 square feet,

And now, with this addendum, an extension is contracted for the period September 22, 1998 through December 31, 1999, at a rate of $3.85 per square foot per year. Rent will be 37,500 square feet x $3.85 = $144,375.00 (annually) divided by 12 = $12,031.25 (monthly).

This Lease will automatically renew for the period January 1, 2000 through December 31, 2000 at the same rate stated above unless notice is received by May 1, 1999 indicating that Lessee will not be renewing.

All other terms and conditions of the lease remain in effect.



TxPort, Inc.                              Industrial Properties of the South

By:     /s/ C. W. Smith                   By:      /s/ Charlene B. Graham
   ---------------------------------         ---------------------------------
Title:  VP & Treasurer                    Title:   Managing Partner
      ------------------------------            ------------------------------

Date:   08/10/98                          Date:    08/11/98
   ---------------------------------           -------------------------------



Prepared by:

Industrial Properties of the South
2903 Wall Triana Hwy. Suite #7
Huntsville, Alabama 35824



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